SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            Form 8-K

                         CURRENT FORM
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): December 21,
                              2000

                      NewMil Bancorp, Inc.
     (Exact Name of Registrant as Specified in its Charter)


 Delaware                       0-16455                06-1186389
(State or other Jurisdiction  (Commission            (IRS Employer
  of Incorporation              File Number)      Identification No.)


19 Main Street, P.O. Box 600, New Milford,    Connecticut 06776
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  860-355-7600


                              N/A
 (Former name or former address, if changed since last report)

ITEM. 8   CHANGE IN FISCAL YEAR.

     On December 21, 2000, the Board of Directors of NewMil Bancorp, Inc. (the "Company") adopted a resolution to amend the Company's fiscal year end going forward so that its fiscal year end will be December 31 instead of June 30. The form on which the report covering the transition period will be filed will be the 10-K for the fiscal year ended December 31, 2000.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              NEW MIL BANCORP, INC.
                              (Registrant)


Dated: December 28, 2000      By:  /s/ B. Ian McMahon
                                   B. Ian McMahon
                              Its: Executive Vice President